UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/07/2005

ASI Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-6428

NV	88-0105586
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

980 American Pacific Drive, #111, Henderson, NV 89014
(Address of principal executive offices, including zip code)

702-734-1888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) On November 7, 2005, the Board of Directors of ASI Technology Corporation approved the change of our fiscal year to September 30. Our previous fiscal year ended on December 31. Audited financial statements for the nine month transition period ended September 30, 2005 will be included in our Report on Form 10-KSB for the period ended September 30, 2005. The Form 10-KSB will be filed within 90 days of November 7, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASI Technology Corporation

Date: November 08, 2005	By:	/s/ JERRY E POLIS
JERRY E POLIS
President